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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -----------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 19, 2001

                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)

   Kentucky                      0-20372                    61-0875371
(State or other                (Commission                (IRS Employer
jurisdiction of                File Number)             Identification No.)
incorporation)


10140 Linn Station Road, Louisville, Kentucky                 40223
   (Address of principal executive offices)                 (Zip code)


                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

         Items 1, 2, 3, 4, 6, 7, 8, and 9 are not applicable and are omitted from this Report.


Item 5. Other Events

         ResCare, Inc. has scheduled its annual meeting of shareholders for Tuesday, August 28, 2001 at 10 a.m. Eastern Daylight Time, at the Olmsted, 3701 Frankfort Avenue, Louisville, Kentucky.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RES-CARE, INC.


Date: June 21, 2001                          By /s/ Ronald G. Geary
                                               --------------------------------
                                                Ronald G. Geary
                                                Chairman, CEO and President

















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